UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

January 4, 2021 (December 31, 2020)

____________________________

GROWLIFE, INC.

(Exact name of registrant as specified in charter)

Delaware

(State or other Jurisdiction of Incorporation or Organization)

000-50385 (Commission File Number)		90-0821083 (IRS Employer Identification No.)
5400 Carillon Point Kirkland, WA 98033 (Address of Principal Executive Offices and zip code)

(866) 781-5559

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 3 Securities Purchase Agreement and Self-Amortization Promissory Note with Labrys Fund, L.P, a Delaware limited partnership (“Labrys”)

On December 31, 2020, GrowLife, Inc. (“the Company”) entered into Amendment No. 3 to the Self-Amortization Promissory Note (“Amendment No. 3”) as originally issued by the Company to Labrys on August 31, 2020 (the “Note”), as described in Form 8-K filed October 15, 2020, and as amended by Amendment No. 2, as described in Form 8-K filed December 8, 2020, incorporated herein by reference. Pursuant to Amendment No. 3 the Company issued 340,000 restricted shares of the Company’s common stock (the “Amendment Shares”) to the Holder on or before December 31, 2020 and issued a common stock purchase warrant for the purchase of 1,033,057 shares of the Company’s common stock (the “Warrant”) to the Holder on December 31, 2020. In exchange for the Warrant and Amendment Shares, the outstanding payment of $125,000 owed on or before December 31, 2020 (as described in Amendment No. 2) (“Outstanding Payment”), was amended as follows: In lieu of the Company’s payment of the Outstanding Payment to the Holder, the payment schedule in Section 4.17 of the Note shall be amended as follows: (i) all references to “$51,041.66” in Section 4.17 of the Note shall be replaced with “$61,458.33” and (ii) the reference to “$51,041.74” in Section 4.17 of the Note shall be replaced with “$61,458.33.”

The Note, Amendment No. 2 and Amendment No. 3 (“Labrys Agreements”) are qualified in their entirety by reference to the Labrys Agreements, copies of which are attached to this Current Report on Form 8-K as Exhibit 10.1, 10.2 and 10.3, and incorporated by reference into this Item 1.01. Certain capitalized terms used herein but not otherwise defined shall have the meaning ascribed thereto in the Transaction Documents.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

See the disclosures made in Item 1.01, which are incorporated herein by reference. All securities issued in the Labrys Agreements were issued in a transaction exempt from registration pursuant to Section 4(a)(2) and Rule 506(b) Securities Act of 1933. The Labrys transactions did not involve a public offering, the sale of the securities was made without general solicitation or advertising, there was no underwriter, and no underwriting commissions were paid.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Compilation of Labrys Securities Purchase Agreement, Self-Amortization Promissory Note and Other Agreements (Filed on Form 8-K with the SEC on October 15, 2020)

10.2	Amendment No. 2 to Self-Amortization Promissory Note (filed on Form 8-K with the SEC on December 8, 2020)

10.3	Amendment No. 3 to Self-Amortization Promissory Note with Warrant (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROWLIFE, INC.

Date: January 4, 2021	By:	/s/ Marco Hegyi
Marco Hegyi
Chief Executive Officer